Inventories	12 Months Ended
Dec. 31, 2014
Inventory Disclosure [Abstract]
Inventories
5. Inventories
The major components of inventories were as follows:

	December 31,
	2014	2013
Petroleum products	$30,108	$71,373
Crude oil	7,266	5,380
Caustic soda	2,850	2,679
NaHS	6,603	5,845
Other	2	53
Total	$46,829	$85,330

Inventories are valued at the lower of cost or market. The market value of inventories was below recorded costs by approximately $6.6 million at December 31, 2014; therefore we reduced the value of inventory in our Condensed Consolidated Financial Statements for this difference. At December 31, 2013, market values of our inventory exceeded recorded costs.